

John Hancock Bank and Thrift Opportunity Fund       John Hancock Patriot Premium Dividend Fund II
John Hancock Patriot Global Dividend Fund           John Hancock Patriot Select Dividend Trust
John Hancock Patriot Preferred Dividend Fund        John Hancock Preferred Income Fund
John Hancock Patriot Premium Dividend Fund I        John Hancock Preferred Income Fund II





                                POWER OF ATTORNEY
                                -----------------

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint SUSAN S. NEWTON and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Form 3, Form 4 or Form 5 filed by me under Section 16 of Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to transactions in shares of the Trust to hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Form
3, Form 4 or Form 5 and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 19TH day of November, 2002.


/s/Maureen R. Ford                            /s/James F. Carlin
-----------------------------                 ------------------------------
Maureen R. Ford, as Chairman and              James F. Carlin
Chief Executive Officer


/s/William H. Cunningham                      /s/John M. DeCiccio
-----------------------------                 ------------------------------
William H. Cunningham                         John M. DeCiccio, as Trustee


/s/Ronald R. Dion                             /s/Charles L. Ladner
-----------------------------                 ------------------------------
Ronald R. Dion                                Charles L. Ladner



/s/Patti McGill Peterson                      /s/John A. Moore
-----------------------------                 ------------------------------
Patti McGill Peterson                         John A. Moore


/s/Steven R. Pruchansky                       /s/Norman H. Smith
-----------------------------                 ------------------------------
Steven R. Pruchansky                          Norman H. Smith


/s/John P. Toolan
-----------------------------
John P. Toolan


02PreferredIncomeIITrusteesfrm4
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